SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                         ACCESS VARIABLE INSURANCE TRUST
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1)       Title of each class of securities to which transaction applies:
                  __________________________________________________________________________________

         2)       Aggregate number of securities to which transaction applies:
                  __________________________________________________________________________________

         3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  __________________________________________________________________________________

         4)       Proposed maximum aggregate value of transaction:
                  __________________________________________________________________________________
         5)       Total fee paid:
                  __________________________________________________________________________________

|_|      Fee paid previously with preliminary materials.

|_|      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  __________________________________________________________________________________


         2)       Form, Schedule or Registration Statement No.:
                  __________________________________________________________________________________


         3)       Filing Party:
                  __________________________________________________________________________________


         4)       Date Filed:
                  __________________________________________________________________________________


                         ACCESS VARIABLE INSURANCE TRUST
                        Wells S&P REIT IndexSM Portfolio
                         Potomac Dow 30SM Plus Portfolio
                           Potomac OTC Plus Portfolio
                  Access U.S. Government Money Market Portfolio

                      28050 US Highway 19 North, Suite 301
                            Clearwater, Florida 33761

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held April 26, 2004
Dear Shareholders:

         The Board of Trustees of Access Variable Insurance Trust (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Wells S&P REIT IndexSM Portfolio, the Potomac Dow 30SM Plus Portfolio, the Potomac OTC Plus Portfolio and the Access U.S. Government Money Market Portfolio (each a "Portfolio," or collectively the "Portfolios"), to be held at the principal offices of the Trust, 28050 US Highway 19 North, Suite 301, Clearwater, Florida 33761, on April 26, 2004 at 10:00 a.m., Eastern Time, for the following purposes:

         1. Approval of a new management agreement between the Trust and Access Fund Management, LLC, the Portfolios' investment manager. No fee increase is proposed.

         2.       FOR SHAREHOLDERS OF THE WELLS S&P REIT INDEXSM PORTFOLIO ONLY:
                  Approval of a new sub-advisory agreement between Wells Asset Management, Inc., the Portfolio's adviser, and PADCO Advisors, Inc., d/b/a Rydex Global Investments ("Rydex"), the Portfolio's sub-adviser. No fee increase is proposed.

         3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Shares of the series of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner" or collectively "Policyowners") of variable contracts and variable life insurance policies (collectively, the "Policies"). As such, Western Reserve Life Assurance Co. of Ohio and Transamerica Financial Life Insurance Company (collectively, the "Insurance Companies") are the only shareholders of the Portfolios of the Trust. The Insurance Companies own all of the shares of the Trust. Each eligible Policyowner, as to any matter on which such Policyowner is entitled to vote, will be entitled to cast a number of votes that is calculated based on such Policy's Cash Value, divided by 100, established on the Record Date. The Trust has agreed to solicit voting instructions from the Policyowners, upon which instructions the respective Insurance Company will vote the shares of the Trust in the same proportion as determined by Policyowners. Interests in the Policies for which no timely instructions are received will be voted in the same proportion as the instructions that are received from other Policyowners. Each Insurance Company will also vote any shares in separate accounts that they own, and which are not attributable to Policies, in the same proportion as determined by the Policyowners.

                                              By Order of the Board of Trustees

                                                     --------------------------

                                                           Mark Bolt, Secretary
                                                                March ___, 2004

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                         ACCESS VARIABLE INSURANCE TRUST
                        Wells S&P REIT IndexSM Portfolio
                         Potomac Dow 30SM Plus Portfolio
                           Potomac OTC Plus Portfolio
                  Access U.S. Government Money Market Portfolio

                      28050 US Highway 19 North, Suite 301
                            Clearwater, Florida 33761

                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held April 26, 2004
                                  ------------

INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Access Variable Insurance Trust (the "Trust"), on behalf of the Wells S&P REIT IndexSM Portfolio, the Potomac Dow 30SM Plus Portfolio, the Potomac OTC Plus Portfolio and the Access U.S. Government Money Market Portfolio (each a "Portfolio," or collectively the "Portfolios"), for use at the Special Meeting of Shareholders, to be held at the principal offices of the Trust, 28050 US Highway 19 North, Suite 301, Clearwater, Florida 33761, on April 26, 2004 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about March 19, 2004.

         The shareholders of the Portfolios are being asked to consider the following proposals:

  -------------- ---------------------------------------------------------------------- --------------------------------
    Proposal     Description                                                                     Applicability
  -------------- ---------------------------------------------------------------------- --------------------------------
  -------------- ---------------------------------------------------------------------- --------------------------------
       I.        Approval of a New Management Agreement for the Portfolios with
                 All Funds Access Fund Management, LLC
  -------------- ---------------------------------------------------------------------- --------------------------------
  -------------- ---------------------------------------------------------------------- --------------------------------
       II.       Approval of a New Sub-Advisory Agreement for the Wells S&P REIT
                 Wells S&P REIT IndexSM IndexSM Portfolio between Wells Asset
                 Management, Inc. and PADCO Portfolio Advisors, Inc.
  -------------- ---------------------------------------------------------------------- --------------------------------


A copy of the Trust's most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Trust's transfer agent, Unified Financial Services, Inc., at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling 800-862-3863 800.

                                   PROPOSAL I:
                 APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN
                    THE TRUST AND ACCESS FUND MANAGEMENT, LLC

Background

     Access Fund Management, LLC ("Access") is the Portfolios' current investment manager. Michael V. Williams and Mark T. Bolt are the sole members of Access. On or about April 1, 2004, Mr. Williams will acquire all of Mr. Bolt's membership interest in Access and Mr. Williams will own 100% of Access. Mr. Williams also is a Trustee of the Trust, as well as its President and Treasurer.

         Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), a mutual fund management agreement automatically terminates in the event of its assignment. Under the Investment Company Act, a change of control of the manager results in an assignment and termination of the manager's management agreements. The sale by Mr. Bolt of his interest in Access to Mr. Williams will cause a change of control of Access and the automatic termination of the old management agreement between Access and the Trust.

         On March 3, 2004, the Board of Trustees approved an interim management agreement to take effect upon the change of control. Subject to shareholder approval, the Board of Trustees also approved a new management agreement for the Portfolios with Access. As a result, the shareholders of each Portfolio are being asked to consider the approval of the new management agreement with Access. The primary purpose of this proposal is to allow Access to continue to serve as the investment manager to the Portfolios.

         APPROVAL OF THE NEW MANAGEMENT AGREEMENT WILL NOT RAISE THE FEES PAID BY THE SHAREHOLDERS OF THE PORTFOLIOS. For each Portfolio, the new management agreement is materially identical to the previous management agreement, including the management fee the Portfolio pays Access, except for the effective date. The effective date of the new management agreement for each Portfolio will be the date shareholders of the applicable Portfolio approve the new management agreement.

The Previous Management Agreement

         Access served as the investment manager to the Portfolios pursuant to a management agreement between the Trust and Access that went into effect on May 1, 2003 and would have been effective until April 30, 2005. The previous management agreement was approved by the Board of Trustees on April 9, 2003 and was approved by the initial shareholder of each Portfolio on April 23, 2003 as the initial management agreement of the Portfolios.

         Under the terms of the previous management agreement, Access was required to provide the Portfolios with such investment advice as it deemed advisable, to furnish a continuous investment program for each Portfolio consistent with the applicable Portfolio's investment objective and policies, and to determine the securities to be purchased for each Portfolio, the portfolio securities to be held or sold by each Portfolio and the portion of each Portfolio's assets to be held uninvested, subject always to the applicable Portfolio's investment objective, policies and restrictions as in effect from time to time and subject further to such policies and instructions as the Board of Trustees may from time to time establish. The agreement also provided that Access would advise and assist the officers of the Trust in taking such steps as were necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Portfolios.

         The management agreement required Access to pay all advertising, promotion and other distribution expenses incurred in connection with each Portfolio's shares to the extent such expenses were not permitted to be paid by the Portfolio under any distribution expense plan or any other permissible arrangement. The Trust bore all other expenses that were not assumed by Access. As compensation for its management services, each Portfolio was obligated to pay Access a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average value of its daily net assets.

         For the period May 1, 2003 (commencement of operations) through April 30, 2004, Access contractually agreed to waive fees to the extent necessary to maintain each Portfolio's total operating expenses (excluding brokerage costs; borrowing costs (such as (a) interest, and (b) dividend expenses on securities sold short); taxes; and extraordinary or non-recurring expenses) at 1.45% of the Portfolio's average daily net assets for that period. Any waiver is subject to repayment by the Portfolio within the three fiscal years following the year in which such waiver occurred, if the Portfolio is able to make the payment without exceeding the 1.45% expense limitation. Such repayment would only occur after the applicable sub-adviser has been fully repaid for any fee waiver or expense reimbursement under such sub-adviser's agreement to waive fees.

         For the period May 1, 2003 (commencement of operations) through December 31, 2003, the aggregate amount of the investment manager's fees paid to Access was $________.

The Interim Management Agreement

         Ordinarily, shareholder approval must be obtained before a management agreement takes effect. With respect to voluntary assignment as described in Rule 15a-4(b)(2) under the Investment Company Act, however, an investment manager is permitted to serve temporarily under an interim agreement that is approved by a fund's board of trustees but that has not received shareholder approval, if the following conditions are met:

(i) The compensation under the interim agreement is no greater than under the previous agreement;
(ii) The fund's board of trustees, including a majority of the disinterested trustees, has voted in person to approve the interim agreement before the previous agreement is terminated;
(iii) The fund's board of trustees, including a majority of the disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;
(iv) The interim agreement provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the investment manager;
(v) The interim agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees, including a majority of the directors who are not interested persons of the fund; and
(vi) The interim agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new management agreement by shareholders.

         A change of control of Access will occur on or about April 1, 2004. Prior to the change of control, the Board of Trustees approved an interim management agreement, which is identical in all material respects to the previous management agreement, that will take effect upon the change of control. Access will serve as investment manager pursuant to the interim agreement for

150 days after the change in control or, if earlier, until a new management agreement is approved by shareholders. If shareholders do not approve the new management agreement, Access will be paid the lesser of the costs incurred in performing its services under the interim agreement or the total amount in the escrow account, plus interest earned.

The New Management Agreement.

         At its March 3, 2004 meeting, the Board of Trustees also considered and approved, subject to approval by the shareholders of each Portfolio, a proposed new management agreement for each Portfolio. The new management agreement will become effective as to each Portfolio upon approval by the Portfolio's respective shareholders. The new management agreement is identical in all material respects to the previous management agreement, with the exception of technical amendments arising from changes in the date of its execution, effectiveness and termination.

         The new agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of each Portfolio; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with Access (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval. The new agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of each, or by Access. The new management agreement automatically and immediately terminates in the event of an assignment (as defined in the Investment Company Act).

         The new management agreement provides that in connection with purchases or sales of portfolio securities for the account of a Portfolio, Access (or any sub-adviser) will arrange for the placing of all orders with brokers or dealers selected by Access (or any sub-adviser), subject to review of these selections by the Board from time to time. Access (or any sub-adviser) is responsible for the negotiation and allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, Access (or any sub-adviser) must at all times seek for the Portfolio the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Like the previous agreement, the new management agreement permits Access (or any sub-adviser) to accept research services from brokers in return for allocating the Portfolios' brokerage transactions to the brokers. Access does not currently have any such arrangements in place, but could in the future.

         The liability provisions of the new management agreement are the same as the previous management agreement. The new management agreement provides that Access and its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the new management agreement or any other matter to which the agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of Access' duties under the new management agreement, or by reason of reckless disregard by any such persons of Access' obligations and duties under the new management agreement.

         Access retains the right to use the name "Access" in connection with another investment company or business enterprise with which Access is or may become associated. The Trust's right to use the name "Access" automatically ceases ninety (90) days after termination of the new management agreement and may be withdrawn by Access on ninety days written notice.

         The new management agreement for the Portfolios is attached as Exhibit
A. You should read the new management agreement. The description in this Proxy Statement of the new management agreement is only a summary.

Information Concerning Access Fund Management LLC

         Access Fund Management, LLC, is located at 28050 US Highway 19 North, Suite 301, Clearwater, Florida 33761. After completion of the purchase transaction described above under the heading "Background," Mr. Williams will be the sole member and President of Access and may be deemed to control Access. Mr. Williams' principal occupation is as an asset manager for Access and his business address is 28050 US Highway 19 North, Suite 301, Clearwater, Florida 33761.

Evaluation By The Board of Trustees.

         The Board has determined that continuity and efficiency of portfolio investment advisory services after the change of control of Access can best be assured by approving the new management agreement. The Board believes that the new management agreement will enable the Trust to continue to obtain management services of high quality at costs that it deems appropriate and reasonable and that approval of the new management agreement is in the best interests of the Trust and the shareholders of each of the Portfolios.

         At meetings of the Board of Trustees held on March 3, 2004, the Board, including the Independent Trustees, evaluated the new management agreement with Access for each of the Portfolios and the impact on the Portfolios of retaining Access as the investment manager of the Portfolios. Mr. Williams of Access discussed with the other Trustees the reasons for the change of control at Access, the experience and background of the individual employees of Access, the ability of Access to perform under the terms of the proposed new agreement, and Access' financial condition. In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by Access, including a memorandum discussing the operations of Access and financial information, and discussed the proposed new agreement. The Independent Trustees met separately with legal counsel.

         The Trustees gave careful consideration to factors deemed relevant to the Trust and the Portfolios, including, but not limited to (i) the performance of the Portfolios since commencement of its operations, (ii) the fact that Mr. Bolt intended to remain an employee of Access, (iii) the experience, reputation, qualifications and background of Access personnel; and (iv) the fact that there will be no diminution in the nature and quality of operations and services that Access will continue to provide to the Portfolios as a result of the change of control.

         The Board discussed at length with Mr. Williams the plans and current activities of Access that are intended to benefit the Trust. The Board viewed as significant the representation of Access that the same persons who are presently responsible for the investment advisory operations of the Portfolios will continue in such positions following the change in control, that no changes in the investment manager's method of operations or location are expected, and that the terms of the new agreement are identical to the previous agreement.

         As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new management agreement is in the best interests of the Trust and of the Portfolios and the shareholders thereof. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new management agreement and voted to recommend it to shareholders for approval.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT.

          FOR SHAREHOLDERS OF THE WELLS S&P REIT INDEXSM PORTFOLIO ONLY

                                  PROPOSAL II:
                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
              WELLS ASSET MANAGEMENT, INC. AND PADCO ADVISORS, INC.

Background

     Wells Asset Management, Inc. ("Wells"), 6200 The Corners Parkway, Suite 250, Atlanta, Georgia, serves as adviser to the Wells S&P REIT IndexSM Portfolio (the "Wells Portfolio"). Leo F. Wells III, as the controlling shareholder of Wells, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is the president and CEO of Wells, Wells Capital, Inc., and various other related companies.

     Wells has retained PADCO Advisors, Inc., d/b/a Rydex Global Investments ("Rydex"), to manage the Wells Portfolio's investments. Rydex is owned entirely by the 2003 Dynamic Irrevocable Trust (the "Viragh Family Trust"). Prior to his death on December 11, 2003, Mr. Albert P. "Skip" Viragh, Jr. controlled the Viragh Family Trust. Upon Mr. Viragh's death, there was a change of control of the Viragh Family Trust. This change of control of the Viragh Family Trust resulted in a change of control of Rydex, which in turn resulted in the termination of the investment sub-advisory agreement between Rydex and Wells.

         Shortly after Mr. Viragh's death, the Board of Trustees approved an interim sub-advisory agreement for the Wells Portfolio between Rydex and Wells. Pursuant to the Investment Company Act, the shareholders of the Wells Portfolio must approve a new sub-advisory agreement within 150 days from the date on which the previous agreement terminated. On March 3, 2004, the Board of Trustees approved the adoption of a new sub-advisory agreement for the Wells Portfolio between Rydex and Wells, subject to shareholder approval. As a result, the shareholders of the Wells Portfolio are being asked to consider the approval of a new sub-advisory agreement between Rydex and Access.

         APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT WILL NOT RAISE THE FEES PAID BY THE SHAREHOLDERS OF THE WELLS PORTFOLIO. The new sub-advisory agreement is materially identical to the previous sub-advisory agreement, including the fees Wells pays Rydex, except for the effective date. The effective date of the new sub-advisory agreement for the Wells Portfolio will be the date shareholders approve the new sub-advisory agreement.

The Previous Sub-Advisory Agreement

         Rydex served as the sub-adviser to the Wells Portfolio pursuant to a sub-advisory agreement between Wells and Rydex that went into effect on May 1, 2003 and would have been effective until April 30, 2005. The previous sub-advisory agreement was approved by the Board of Trustees on April 9, 2003 and was approved by the shareholders of the Wells Portfolio on April 23, 2003, as the initial sub-advisory agreement for the Portfolio.

         Under the terms of the previous sub-advisory agreement, subject to the general supervision of the Board of Trustees, Access and Wells, and in accordance with the Portfolio's investment objective, policies and restrictions, Rydex managed the investment operations of the Wells Portfolio and the composition of the portfolio of securities and investments (including cash) belonging to the Wells Portfolio, furnished a continuous investment program for the Wells Portfolio and determined the securities to be purchased, held or sold by the Wells Portfolio.

         Under the previous agreement, as compensation for the sub-advisory services, Rydex received an annual fee from Wells equal to 0.20% of the combined average daily net assets of the Wells Portfolio and the Wells S&P Index Fund, a series of the Wells Family of Real Estate Funds that also is sub-advised by Rydex, up to $100,000,000, 0.15% of such assets from $100,000,000 to
$500,000,000 and 0.10% of such assets in excess of $500,000,000.

         For the period May 1, 2003 (commencement of operations) through April 30, 2004, Wells contractually agreed to waive fees or reimburse other expenses of the Wells Portfolio to the extent necessary to maintain the Wells Portfolio's total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividend expenses on securities sold short; taxes; and extraordinary and non-recurring expenses) at 1.50% of the Wells Portfolio's average daily net assets for that period. Access agreed to waive its fees in an amount equal to Wells' fee waiver during the period. Any waiver or reimbursement of operating expenses is subject to repayment by the Wells Portfolio within the three fiscal years following the fiscal year in which such waiver or reimbursement occurred, if the Wells Portfolio is able to make the payment without exceeding the 1.50% expense limitation.

         For the period May 1, 2003 (commencement of operations) through December 31, 2003, the aggregate amount of fees paid to Rydex was $________.

The Interim Sub-Advisory Agreement

         Ordinarily, shareholder approval must be obtained before a sub-advisory agreement takes effect. With respect to involuntary assignment as described in Rule 15a-4(b)(1) under the Investment Company Act, however, an investment adviser is permitted to serve temporarily under an interim agreement that is approved by a fund's board of trustees but that has not received shareholder approval, if the following conditions are met:

(i) The compensation under the interim agreement is no greater than under the previous agreement; and
(ii) The fund's board of trustees, including a majority of the trustees who are not interested persons of the fund, has approved the interim contract within 10 business days after the termination, at a meeting in which trustees may participate by any means of communication that allows all trustees participating to hear each other simultaneously during the meeting.

         A change of control of Rydex occurred involuntarily and inadvertently on December 11, 2003, upon the death of Mr. Viragh. On December 19, 2003, the Board of Trustees approved an interim sub-advisory agreement for the Wells Portfolio between Rydex and Wells. For 150 days after the change in control or, if earlier, until shareholder approval is obtained for a new sub-advisory agreement, the interim sub-advisory agreement will be in effect.

The New Sub-Advisory Agreement.

         Subject to shareholder approval, Wells will enter into a new sub-advisory agreement with Rydex. The new sub-advisory agreement will become effective upon shareholder approval. The terms and conditions of the new sub-advisory agreement are identical in all material respects to those of the previous sub-advisory agreement between Wells and Rydex and the interim sub-advisory agreement, except that the date of its execution, effectiveness, and termination are different.

         Under the new sub-advisory agreement, Rydex will provide a continuous investment program for the Wells Portfolio and determine what investment or securities will be purchased, retained or sold by the Wells Portfolio and what portion of the assets will be invested or held uninvested in cash. Like the interim sub-advisory agreement (and the previous sub-advisory), the new sub-advisory agreement permits Rydex to accept research services from brokers in return for allocating the Wells Portfolio's brokerage transactions to the brokers. Rydex will have the authority and discretion to select brokers and dealers to execute portfolio transactions initiated by Rydex and to select the markets on or in which the transactions will be executed. In doing so, Rydex will give primary consideration to securing the best execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         The new sub-advisory agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Wells Portfolio or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the new sub-advisory agreement or "interested persons" (as defined in the Investment Company Act) of any party to the new sub-advisory agreement, cast in person at a meeting called for the purpose of voting on such approval. The new sub-advisory agreement may be terminated at any time, on thirty days written notice, without the payment of any penalty, by Wells with the consent of the Board of Trustees, by the Board of Trustees, or by a vote of the majority of the outstanding voting securities (as defined in the Investment Company Act) of the Wells Portfolio, or by Rydex, at any time, on ninety days written notice, without the payment of any penalty. The new sub-advisory agreement automatically and immediately terminates in the event of its assignment (as defined in the Investment Company Act).

         The liability provisions of the new sub-advisory agreement are the same as the previous sub-advisory agreement. The new sub-advisory agreement provides that Rydex will indemnify Wells and Access and each of their respective members, officers, directors, employees, agents, and trustees against any losses, claims, damages, liabilities or expenses from any claim, demand, action or suit arising out of any services rendered under the new sub-advisory agreement, except to the extent that such claim, demand, action or suit results from Rydex's willful misfeasance, bad faith or gross negligence. Wells is obligated to indemnify Rydex under the same conditions.

         For its services to the Wells Portfolio, Rydex receives an annual fee from Wells equal to 0.20% of the combined average daily net assets of the Wells Portfolio and the Wells S&P REIT Index Fund, a series of the Wells S&P Index Fund that also is sub-advised by Rydex, up to $100,000,000, 0.15% of such assets from $100,000,000 to $500,000,000, and 0.10% of such assets in excess of $500,000,000.

         The new sub-advisory agreement for the Wells Portfolio is attached as Exhibit B. You should read the proposed sub-advisory agreement. The description in this Proxy Statement of the new sub-advisory agreement is only a summary.

Information Concerning Rydex

     PADCO Advisors, Inc., d/b/a Rydex Global Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The voting common stock of Rydex is held predominantly by the Viragh Family Trust established by the late Albert P. Viragh, Jr., the founder of Rydex, for the benefit of members of his family. For Investment Company Act purposes, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young may be deemed to control Rydex.

         Rydex has been managing investments for institutional investors since 1993, and has approximately 9 years of experience managing mutual fund portfolios that correlate to an index. An investment committee of Rydex is responsible for the day-to-day management of the Portfolio.

     As of the Record Date (as hereinafter defined), Rydex is also the investment adviser or sub-adviser to the following mutual fund that has a similar investment objective as the Wells Portfolio:

---------------------------- -------------------------- -------------------------------------------------------------------
Fund Name                    Total Asset as of          Annual Fee as Percentage of Average Daily Net Assets of Aggregate
                             December 31, 2003          Portfolios*
---------------------------- -------------------------- -------------------------------------------------------------------
---------------------------- -------------------------- -------------------------------------------------------------------
Wells S&P REIT Index Fund    $236,891,888               Up to $100m                0.20%
                                                        $100m - $500m              0.15%
                                                        Greater than $500m         0.10%

* Combined average daily net assets of the Wells Portfolio and the Wells S&P
REIT Index Fund.
---------------------------------------------------------------------------------------------------------------------------


         Rydex has not waived, reduced or otherwise agreed to reduce its compensation with respect to its management of the Wells S&P REIT Index Fund.

         The annual fee that Rydex receives from Wells for its services to the Wells S&P REIT Index Fund is the same as the annual fee Rydex receives for its services to the Wells Portfolio, as described above.

         The names and principal occupations of the principal executive officers and directors of Rydex are set forth below:

---------------------------- -------------------------- -------------------------------------------------------------------
Name                         Title                      Principal Occupation
---------------------------- -------------------------- -------------------------------------------------------------------
---------------------------- -------------------------- -------------------------------------------------------------------
Carl G. Verboncoeur          President, Chief           President and Chief Executive Officer, PADCO Advisors, Inc.;
                             Executive Officer and      PADCO Advisors II, Inc.; Rydex Fund Services, Inc.; and Rydex
                             Treasurer                  Distributors, Inc.
---------------------------- -------------------------- -------------------------------------------------------------------
---------------------------- -------------------------- -------------------------------------------------------------------
Michael P. Byrum             Executive Vice             Chief Operating Officer, PADCO Advisors, Inc.; PADCO Advisors II,
                             President, Chief           Inc.; Rydex Fund Services, Inc.; and Rydex Distributors, Inc.,
                             Operating Officer and      President, Rydex Capital Partners I; and Rydex Capital Partners II
                             Secretary
---------------------------- -------------------------- -------------------------------------------------------------------
---------------------------- -------------------------- -------------------------------------------------------------------
Robert M. Steele             Executive Vice President   Executive Vice President, PADCO Advisors, Inc.; PADCO Advisors
                                                        II, Inc.; Rydex Fund Services, Inc. and Rydex Distributors, Inc.
---------------------------- -------------------------- -------------------------------------------------------------------

The address for each of the above individuals is c/o Rydex Global Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

Evaluation By The Board Of Trustees.

         The Board has determined that continuity and efficiency of portfolio investment sub-advisory services after the change of control of Rydex can best be assured by approving the new sub-advisory agreement. The Board believes that the new sub-advisory agreement will enable the Wells Portfolio to continue to obtain advisory services of high quality at costs which it deems appropriate and reasonable and that approval of the new sub-advisory agreement is in the best interests of the Trust and the shareholders of the Wells Portfolio.

         At a meeting of the Board of Trustees held on March 3, 2004, the Board, including the Independent Trustees, evaluated the impact of the proposed new sub-advisory agreement on the Portfolio. In evaluating the impact, the Board, including the Independent Trustees, requested, reviewed and discussed, with the assistance of legal counsel, information about the Wells Portfolio's performance since inception and the terms of the proposed new agreement. A representative of Rydex participated in the meeting by telephone and discussed with the Board all personnel changes at Rydex since the change in control, the current financial condition of Rydex and the firm's plans for the future. The Independent Trustees met separately with legal counsel.

         In making this recommendation, the Trustees primarily evaluated their satisfaction with the experience, reputation, qualifications and background of Rydex's investment personnel and the nature and quality of operations and services that Rydex will continue to provide the Wells Portfolio with no change in fees. The Board viewed as significant the representation of Rydex that the same persons who are presently responsible for the investment advisory operations of the Wells Portfolio will continue in such positions following the change in control, that no changes in Rydex's method of operations or location are expected, and that no diminution of the scope and quality of advisory services provided to the Wells Portfolio will result from that change of control.

         The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Wells Portfolio, including, but not limited to (i) the performance of the Wells Portfolio since the commencement of its operations,
(ii) the investment objective and policies of the Wells Portfolio, (iii) the financial condition of Rydex, and (iv) the fact that the terms of the new agreement are substantially identical to the current agreement.

         As a result of their considerations, the Board of Trustees, including all of the independent Trustees, determined that the new sub-advisory agreement is in the best interests of the Wells Portfolio and its shareholders. Accordingly, the Board of Trustees, by separate vote of the independent Trustees and the entire Board of Trustees, unanimously approved the new agreement and voted to recommend it to shareholders for approval.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE WELLS PORTFOLIO VOTE "FOR" APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

                           OPERATION OF THE PORTFOLIOS

         The Portfolios are four diversified series of Access Variable Insurance Trust, an open-end management investment company organized as an Ohio business trust on February 8, 2003. The Board of Trustees supervises the business activities of the Portfolios. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Access Fund Management, Inc., 28050 US Highway 19 North, Suite 301, Clearwater, Florida 33761, as its investment manager. The Trust retains Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, to manage the Trust's business affairs and provide the Trust with administrative services, and to act as the Fund's transfer agent and fund accountant. The Trust also retains Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to act as the principal distributor of the Portfolio's shares.

                          VOTING SECURITIES AND VOTING

         Shares of the series of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner" or collectively "Policyowners") of variable contracts and variable life insurance policies (collectively, the "Policies"). As such, Western Reserve Life Assurance Co. of Ohio and Transamerica Financial Life Insurance Company (collectively, the "Insurance Companies") are the only shareholders of the Portfolios of the Trust. The Insurance Companies own all of the shares of the Trust. Each eligible Policyowner, as to any matter on which such Policyowner is entitled to vote, will be entitled to cast a number of votes that is calculated based on such Policy's Cash Value, divided by 100, established on the Record Date. The Trust has agreed to solicit voting instructions from the Policyowners, upon which instructions the respective Insurance Company will vote the shares of the Trust in the same proportion as determined by Policyowners. Interests in the Policies for which no timely instructions are received will be voted in the same proportion as the instructions that are received from other Policyowners. Each Insurance Company will also vote any shares in separate accounts that they own, and which are not attributable to Policies, in the same proportion as determined by the Policyowners.

         The close of business on March 8, 2004 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). As of the Record Date, the following shares of beneficial interest of each Portfolio were issued and outstanding:

---------------------------------------------------------- ----------------
Portfolio                                                      Shares
---------------------------------------------------------- ----------------
---------------------------------------------------------- ----------------
Wells S&P REIT IndexSM Portfolio
---------------------------------------------------------- ----------------
---------------------------------------------------------- ----------------
Potomac Dow 30SM Plus Portfolio
---------------------------------------------------------- ----------------
---------------------------------------------------------- ----------------
Potomac OTC Plus Portfolio
---------------------------------------------------------- ----------------
---------------------------------------------------------- ----------------
Access U.S. Government Money Market Portfolio
---------------------------------------------------------- ----------------

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the units represented by the proxy card will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy card, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any Policyowner who has given a proxy card has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her units in person, or by submitting a letter of revocation or a later-dated proxy card to the Trust at the address given on the Notice of Special Meeting. Interest in the Policies for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners. The Insurance Companies will also vote any shares in separate accounts that they own and that are not attributable to Policies in the same proportion as determined for Policyowners. Abstentions will be applied on a pro rata basis to reduce the votes eligible to be cast.

         Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of each Portfolio entitled to vote is necessary to constitute a quorum for the Portfolio at the Meeting.

         An affirmative vote of the holders of a majority of the outstanding shares of each Portfolio is required for the approval of the proposed new management agreement as to that Portfolio, and an affirmative vote of the holders of a majority of the outstanding shares of the Wells Portfolio is required for the approval of the proposed new sub-advisory agreement. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Portfolio means the vote of (1) 67% or more of the voting shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Portfolio, whichever is less.

                             MANAGEMENT OF THE TRUST

         Since May 1, 2003 (commencement of operations), Michael V. Williams has served as President and Treasurer and a Trustee of the Trust. Since May 1, 2003 (commencement of operations), the following individuals have served as Independent Trustees of the Trust: Gary E. Hippenstiel, Mark W. Muller and Richard J. Wright, Jr. Since December 19, 2003, Mark Bolt has served as the secretary of the Trust. Prior to that time, Barbara J. Yack served as the secretary of the Trust since its commencement of operations on May 1, 2003.

         As of April 4, 2004, Michael V. Williams as the President and sole member of Access will be the only Trustee or officer of the Trust serving as an officer, employee, director or shareholder of Access, Wells, or Rydex. No other Trustee or officer of the Trust has a material direct or indirect interest in such investment advisers.

                        SECURITY OWNERSHIP OF MANAGEMENT

         As of the Record Date, the shares of the Portfolios beneficially owned by the Trustees and the officers of the Trust are as follows:

---------------------------- -----------------------------------------------------------------------------------------
           Name                                          Dollar Range of Portfolio Shares
---------------------------- -----------------------------------------------------------------------------------------
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
                             Wells S&P REIT Index     Potomac OTC Plus      Potomac Dow 30SM         Access U.S.
                                   Portfolio             Portfolio           Plus Portfolio        Government Money
                                                                                                   Market Portfolio
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
Michael V. Williams
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
Gary E. Hippenstiel
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
Mark W. Muller
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
Richard J. Wright, Jr.
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
---------------------------- ---------------------- --------------------- ---------------------- ---------------------
Michael Bolt
---------------------------- ---------------------- --------------------- ---------------------- ---------------------

         Since May 1, 2003 (commencement of operations), Mr. Williams' purchase of the securities of Access as discussed in Proposal I of the Proxy Statement is the only purchase or sale by any Trustee or officer of the Trust of any securities of Access, Wells, or Rydex.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                  The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies offered by the Insurance Companies. The following chart shows the shareholders as of the Record Date who, to the best knowledge of the Trust, are the beneficial owners of more than 5% of the outstanding shares of the Portfolios:

-------------------------- ------------------------- ----------------------------- ---------------------------------
    Name of Portfolio        Name and Address of         Amount and Nature of         Percentage of Outstanding
                               Beneficial Owner          Beneficial Ownership          Shares of the Portfolio
-------------------------- ------------------------- ----------------------------- ---------------------------------
-------------------------- ------------------------- ----------------------------- ---------------------------------
Wells S&P REIT IndexSM
Portfolio
-------------------------- ------------------------- ----------------------------- ---------------------------------
-------------------------- ------------------------- ----------------------------- ---------------------------------
Potomac OTC Plus
Portfolio
-------------------------- ------------------------- ----------------------------- ---------------------------------
-------------------------- ------------------------- ----------------------------- ---------------------------------
Potomac Dow 30SM Plus
Portfolio
-------------------------- ------------------------- ----------------------------- ---------------------------------
-------------------------- ------------------------- ----------------------------- ---------------------------------
Access U.S. Government
Money Market Portfolio
-------------------------- ------------------------- ----------------------------- ---------------------------------


         As of December 31, 2003, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of each Portfolio. The Insurance Companies will solicit proxies from the beneficial owners and vote all of the shares for each proposal in proportion to the votes received from the beneficial owners.

                               AFFILIATED BROKERS

         For the period May 1, 2003 (Commencement of Operations) to March 1, 2004, the Trust did not pay brokerage commissions to affiliated brokers.

                              SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Michael V. Williams, Treasurer, Access Variable Insurance Trust, at the principal offices of the Trust, 28050 US Highway 19 North, Suite 301, Clearwater, Florida 33761.

                              COST OF SOLICITATION

     The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Access and Rydex. The Trust will request the Insurance Companies to supply proxy materials to the Policy Owners and Access and Rydex will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Access may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

         If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 800-862-3863, or write the Trust's transfer agent, Unified Financial Services, Inc., at 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

                                              BY ORDER OF THE BOARD OF TRUSTEES



                                         --------------------------------------
                                                           Mark Bolt, Secretary

                                                          Dated March ___, 2004


Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope.

                                       A-7
                                                                      EXHIBIT A

                              MANAGEMENT AGREEMENT

TO:      Access Fund Management, LLC
         28050 US Highway 19 North, Suite 301
         Clearwater, Florida 33761

Dear Sirs:

         Access Variable Insurance Trust (the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors

         You have been selected to act as the sole investment manager of the portfolios of the Trust set forth on the Exhibits to this Agreement (each, a "Portfolio," collectively, the "Portfolios") and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.       ADVISORY SERVICES

         You will provide or arrange to be provided to each Portfolio such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Portfolio consistent with the Portfolio's investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for each Portfolio, the portfolio securities to be held or sold by each Portfolio and the portion of each Portfolio's assets to be held uninvested, subject always to the Portfolio's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the "Act") by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Portfolio (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

         You will also advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust. You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

2.       ALLOCATION OF CHARGES AND EXPENSES

         You will pay the compensation of any sub-adviser retained pursuant to paragraph 1 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, without expense to the Portfolios, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Portfolios. You will pay all advertising, promotion and other distribution expenses incurred in connection with each Portfolio's shares to the extent such expenses are not permitted to be paid by the Portfolio under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

         Each Portfolio will be responsible for the payment of all operating expenses of the Portfolio, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Portfolio; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Portfolio in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Portfolio in connection with the organization and initial registration of shares of the Portfolio; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Portfolio; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Portfolio; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Portfolio's shares that the Portfolio is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you. Each Portfolio will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Portfolio may be a party and indemnification of the Trust's Trustees and officers with respect thereto.

         You may obtain reimbursement from each Portfolio, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Portfolio is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.       COMPENSATION OF THE MANAGER

         For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Portfolio will pay you a fee at an annual rate as set forth on the Exhibit executed with respect to such Portfolio and attached hereto.

         The average value of the daily net assets of a Portfolio shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of a Portfolio is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Portfolio as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Portfolio's net assets may lawfully be determined, on that day. If the determination of the net asset value of a Portfolio has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such month).

4.       EXECUTION OF PURCHASE AND SALE ORDERS

         In connection with purchases or sales of portfolio securities for the account of a Portfolio, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 1 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Portfolios the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Portfolio and/or the other accounts over which you exercise investment discretion. You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Portfolio portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser's) overall responsibilities with respect to the Portfolio and to accounts over which you (or the sub-adviser) exercise investment discretion. The Portfolios and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Portfolios and you (and the sub-adviser), it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by each Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you (or the sub-adviser) may give consideration to sales of shares of each Portfolio as a factor in the selection of brokers and dealers to execute the Portfolio's portfolio transactions.

         Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser's) affiliates or any affiliates of your (or the sub-adviser's) affiliates may retain compensation in connection with effecting a Portfolio's portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Portfolio, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Portfolio. Your (and the sub-adviser's) services to a Portfolio pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you (or the sub-adviser) may render investment advice, management and other services to others, including other registered investment companies.

5.       LIMITATION OF LIABILITY OF MANAGER

         You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

         Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

6.       DURATION AND TERMINATION OF THIS AGREEMENT

         The term of this Agreement shall begin on the date of this Agreement for each Portfolio that has executed an Exhibit hereto as of the date of this Agreement and shall continue in effect with respect to each such Portfolio (and any subsequent Portfolio added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Portfolio or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Portfolio is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Portfolio upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

         This Agreement may, on sixty (60) days written notice, be terminated with respect to the Portfolio, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Portfolio, or by you. This Agreement shall automatically terminate in the event of its assignment

7.        USE OF NAME

         The Trust and you acknowledge that all rights to the name "Access" or any variation thereof belongs to you, and that the Trust is being granted a limited license to use such words in its Portfolio names or in any class name. In the event you cease to be the manager to the Portfolios, the Trust's right to the use of the name "Access" shall automatically cease on the ninetieth day following the termination of this Agreement. You may also withdraw the right to the name during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Access" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

8.       AMENDMENT OF THIS AGREEMENT

         No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Portfolio to which the amendment relates.

9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

         The term "Access Variable Insurance Trust" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Portfolio), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Portfolio and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Portfolio) as provided in its Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

10.      SEVERABILITY

         In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.      QUESTIONS OF INTERPRETATION

         (a) This Agreement shall be governed by the laws of the State of Ohio.

         (b) For the purpose of this Agreement, the terms "assignment," "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

         (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.      NOTICES

         Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 28050 US Highway 19 North, Suite 301, Clearwater, Florida 33761, and your address for this purpose shall be 28050 US Highway 19 North, Suite 301, Clearwater, Florida 33761.

13.      COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.       BINDING EFFECT

         Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.      CAPTIONS

         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                                              Yours very truly,

                                                              ACCESS VARIABLE INSURANCE TRUST


Dated: as of ________, 2004                                   By:
                                                                  -------------------------------------------------
                                                              Print Name:       Michael Williams
                                                                          --------------------------------
                                                              Title:            President
                                                                     ----------------------------------------------

ACCEPTANCE:

         The foregoing Agreement is hereby accepted.

                                                              ACCESS FUND MANAGEMENT, LLC


Dated: as of ________, 2004                                   By:
                                                                  -------------------------------------------------
                                                              Print Name:       Michael Williams
                                                                          --------------------------------
                                                              Title:            President
                                                                     ----------------------------------------------


                                     EXHIBIT
                                       To
                              Management Agreement

                         Access Variable Insurance Trust

         For all services rendered by the Manager hereunder with respect to the Portfolios named below, the Portfolio shall pay to the Manager, and the Manager agrees to accept as full compensation for all services rendered hereunder, an annual fee with respect to each Portfolio equal to the percentage of the average daily net assets of the Portfolio set forth opposite its named below:

Wells S&P REIT IndexSM Portfolio                              1.00%
Potomac OTC Plus Portfolio                                    1.00%
Potomac Dow 30SM Plus Portfolio                               1.00%
Access U.S. Government Money Market Portfolio                 1.00%





         IN WITNESS WHEREOF, the parties hereto have caused this Exhibit to be executed by their officers designated below as of the date set forth below.

ACCESS VARIABLE INSURANCE TRUST                               ACCESS FUND MANAGEMENT, LLC

By:                                                           By:
     ------------------------------------------------              --------------------------------------------------
Name:  Michael Williams                                       Name:  Michael Williams
       ----------------------------------------------                ------------------------------------------------
Title:  President                                             Title:  President
        ---------------------------------------------                 -----------------------------------------------
Date:                                                         Date:
       ----------------------------------------------                ----------------------------------------------



                                                                    Exhibit B

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT, dated as of ______________, 2004, between Wells Asset Management, Inc. (the "Adviser"), and Padco Advisors, Inc. d/b/a Rydex Global Investments (the "Sub Adviser").

         WHEREAS, Access Variable Insurance Trust, an Ohio business trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, Access Fund Management LLC (the "Manager") has been acting as an investment adviser to several series of the Trust, including the Wells S&P REIT Index Portfolio (the "Portfolio");

         WHEREAS, the Manager has retained the Adviser pursuant to a Sub-Advisory Agreement dated as of May 1, 2003, to render investment advisory services to the Portfolio and the Adviser is willing to render such services; and

         WHEREAS, the Adviser desires to retain the Sub-Advisor to render investment advisory services to the Portfolio, and the Sub-Adviser is willing to render such services.

         NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

         1. Appointment as Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as the discretionary portfolio manager of the Portfolio, on the terms and conditions set forth herein.

         2. Acceptance of Appointment; Standard of Performance. The Sub-Adviser accepts the appointment as the discretionary portfolio manager and agrees to make reasonable investment decisions for the Portfolio in accordance with the provisions of this agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Manager, Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

         3. Portfolio Management Services of Sub-Adviser. Subject to the general supervision of the Trust's Board of Trustees (the "Board"), the Manager, and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Portfolio and the composition of the portfolio of securities and investments (including cash) belonging to the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Portfolio's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(a) The Sub-Adviser shall furnish a continuous investment program for the Portfolio and determine from time to time what investments or securities will be purchased, retained or sold by the Portfolio and what portion of the assets belonging to the Portfolio will be invested or held uninvested as cash;
(b) The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Portfolio, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and the Portfolio's Prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Sub-Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;
(c) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 5 below;
(d) The Sub-Adviser shall render to the Sub-Adviser and the Trust's Board of Trustees such periodic and special reports as the Sub-Adviser or the Board may reasonably request;
(e) The Sub-Adviser shall provide the Trust's custodian on each business day with information about Portfolio securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(f) The Sub-Adviser agrees to respond promptly to reasonable requests from the Adviser or the Portfolio's fund accountant for assistance in obtaining price sources for securities held by the Portfolio or determining a price when a price source is not available and to promptly notify the Portfolio's fund accountant if the Sub-Adviser becomes aware of facts or circumstances which indicate to the Sub-Adviser that the last available sale price does not reflect the current market value of a security; and
(g) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations; and
(h) The Sub-Adviser shall maintain on behalf of the Portfolio the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, the Sub-Adviser will consult with the Adviser with respect to any decision made by it with respect to the investments of the Portfolio.

         4. Investment Objectives, Policies And Restrictions. The Trust will provide the Sub-Adviser with the statement of investment objectives, policies and restrictions applicable to the Portfolio as contained in the Portfolio's registration statement under the Act and the Securities Act of 1933, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust will provide the Sub-Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as the Sub-Adviser may from time to time reasonably request. The Trust retains the right on (60) days prior written notice to the Sub-Adviser from the Trust or the Adviser, to modify any such objectives, policies or restrictions in any manner.

         5. Allocation Of Brokerage. The Sub-Adviser shall have the authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Sub-Adviser and to select the markets on or in which the transactions will be executed.

                  A. In doing so, the Sub-Adviser will give primary consideration to securing the best execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Consistent with this policy, the Sub-Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28 (e) of the Securities Exchange Act of 1934) to the other accounts over which it exercises investment discretion. It is understood that it is desirable for the Portfolio that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker and dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the other accounts over which it exercises investment discretion. It is understood that although the information may be useful to the Trust and the Sub-Adviser, it is not possible to place a dollar value on such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Sub-Adviser may give consideration to sales of shares of the Portfolio as a factor in its selection of brokers and dealers to execute portfolio transactions of the Portfolio.

         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

         For each fiscal quarter of the Trust, the Sub-Adviser shall prepare and render reports to the Adviser and the Trust's Board of Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b) (9) under the Act.

                  B. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Portfolio's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust, the Manager, the Adviser, the Sub-Adviser or any portfolio manager of the Trust without the prior written approval of the Trust. The Trust agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust and the Manager, and the Adviser agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Adviser.

         6. Transaction Procedures. All transactions will be consummated by payment to or delivery by the Portfolio's custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Portfolio, of all cash and/or securities due to or from the Portfolio, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Portfolio placed by it with brokers and dealers. The Sub-Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the

Sub-Adviser. It shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

         7. Proxies. The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested from time to time. Such proxies will be voted in a manner deemed by the Sub-Adviser, in good faith, to be in the best interests of the Portfolio. On or before July 1, 2003, the Sub-Adviser shall deliver to the Trust a copy of the Sub-Adviser's proxy voting policy.

         8. Reports to the Sub-Adviser. The Trust will provide the Sub-Adviser with such periodic reports concerning the status of the Portfolio as the Sub-Adviser may reasonably request.

         9. Fees For Services.

                  (a) For the services provided to the Portfolio, the Adviser (not the Portfolio) shall pay the Sub-Adviser a monthly fee calculated as provided in paragraph (b) below. Pursuant to the provisions of the Advisory Agreement between the Manager and the Adviser, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of the Sub-Adviser's fees solely from the Adviser. The Sub-Adviser agrees to pay the compensation of any persons rendering any services to the Portfolio who are officers, directors or employees of the Sub-Adviser.

                  (b) The Sub-Adviser's fee (the "Fee") shall be determined as follows:

                           (i) The Adviser shall calculate a total quarterly fee
(the "Total Quarterly Fee") equal to an
annualized rate of .20% of the value of the Aggregated Portfolio's average daily net assets up to $100,000,000, .15% of such assets from $100,000,000 to $500,000,000 and .10% of such assets in excess of $500,000,000. For the purposes of the preceding sentence, "Aggregated Portfolios" shall mean the value of the Portfolio plus the value of Wells S&P REIT Index Fund, a series of the Wells Family of Real Estate Funds that is also sub-advised by the Sub-Adviser (the "Wells Fund").

                           (ii) The Adviser acknowledges that, pursuant to the
terms of that certain Sub-Advisory Agreement by and between the Adviser and the Sub-Adviser dated May 1, 2001 related to the Wells Fund, the Adviser pays the Sub-Adviser a fee (the "Wells Fee") calculated in accordance with Section 9 thereof.

                           (iii) The Sub-Adviser's Fee under this Agreement
shall be equal to the Total Quarterly Fee minus the Wells Fee for the same period; provided, however, that the Fee shall not be less than $0.

         10. Other Investment Activities of the Sub-Adviser. The Trust acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the timing or nature of action taken with respect to the Portfolio, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at the time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio may have an interest from time to time, whether in transactions which involve the Portfolio or otherwise. The Sub-Adviser shall have no obligation to acquire for the Portfolio a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio or otherwise.

         11. Certificate of Authority. The Trust, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Board of Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Portfolio, the Adviser and/or the Sub-Adviser.

         12. Indemnification.

                  A. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable to the Adviser for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Manager or the Adviser in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, or trustee of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

                  B. The Adviser will indemnify the Sub-Adviser and its directors, officers, employees and agents ("Sub-Adviser Parties") against and hold the Sub-Adviser Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action, or suit which results from any claim, demand, action or suit which results from the Adviser Parties' (as such term is defined in paragraph "B" below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser's obligations and duties under this Agreement.

                  C. The Sub-Adviser will indemnify the Adviser and each of its directors, trustees, officers, members, employees and agents ("Adviser Parties") against and hold the Adviser Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Adviser Parties' willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

                  D. The obligations of the parties under this paragraph shall survive the termination of this Agreement. Nothing in this paragraph 12 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

         13. Confidentiality. Subject to the duty of the Sub-Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio and the actions of the Sub-Adviser in respect thereof.

         14. Assignment. No assignment of this Agreement shall be made by the Sub-Adviser, and this Agreement shall terminate automatically in the event of such assignment. The Sub-Adviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in
Section 2 (a) (9) of the Act, as will enable the Trust and the Adviser to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser.

         15. Representations, Warranties And Agreements of the Trust. The Trust represents, warrants and agrees that:

                  A. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust and the Shareholders of the Portfolio o provide investment services to the Portfolio as contemplated hereby.

                  B. The Trust will deliver to the Sub-Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Portfolio and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

                  C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable laws and regulations.

         16. Representations, Warranties and Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

                  A. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940.

                  B. The Sub-Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

                  C. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Portfolio as the Adviser or the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

                  D. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the President or a Vice President of the

Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Adviser shall submit to the Trust the reports required to be made to the Sub-Adviser by Rule 17j-1 (c) (1).

                  E. The Sub-Adviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the Act or otherwise.

         17. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser, the Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Portfolio in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

         18. Effective Date; Term. This Agreement shall become effective on the date of its execution and shall remain in full force and effect for two (2) years from the date hereof, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Portfolio. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

         19. Termination. This Agreement may be terminated by any party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other. In the event that in connection with the termination of this Agreement, a successor to any of Sub-Adviser's duties or responsibilities under this Agreement is designated by written notice to Sub-Adviser, Sub-Adviser shall promptly transfer all records maintained by Sub-Adviser under this Agreement and shall cooperate in the transfer of such duties and responsibilities, including providing for assistance from Sub-Adviser's cognizant personnel in the establishment of books, records and other data by such successor.

         20. Shareholder Liability. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. The Sub-Adviser agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Portfolio, nor from the Trustees or any individual Trustee of the Trust.

         21. Use of Names. The Sub-Adviser acknowledges that all rights to the name "Access" belong to the Manager, and that the Trust is being granted a limited license to use such words in its Portfolio name or in any class name. The Sub-Adviser further acknowledges that all rights to the name "Wells" belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Portfolio name or in any class name.

         22. Definitions. As used in paragraphs 14 and 18 of this Agreement, the terms "assignment," interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         23. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Georgia. The parties agree that any appropriate state court located in Fulton
County, Georgia or any Federal Court located in Atlanta, Georgia shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be in a proper forum in which to adjudicate such case or controversy. The parties hereto consent to the jurisdiction of such courts.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.
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

WELLS ASSET MANAGEMENT, INC.                            PADCO ADVISORS, INC.
                                                         d/b/a RYDEX GLOBAL INVESTMENTS


By                                                      By
   -----------------------------------------

Name: Leo Wells                                         Name: Carl G. Verboncoeur

Title: President                                        Title: President

ACKNOWLEDGED AS TO SECTIONS 5(B), 8, 10, 11, 15 and 21:

Access Variable Insurance Trust


By

Name: Michael V. Williams

Title: President

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



                                   SCHEDULE A

                   RECORDS TO BE MAINTAINED BY THE SUB-ADVISER
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

         1. Rule 31a-1 (b) (5) and (6). A record of each brokerage order, and all other portfolio purchases or sales, given by the Sub-Adviser on behalf of the Portfolio for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

                  A. The name of the broker;

                  B. The terms and conditions of the order and of any modification or cancellation thereof;

                  C. The time of entry or cancellation;

                  D. The price at which executed;

                  E. The time of receipt of a report of execution; and

                  F. The name of the person who placed the order on behalf of the Portfolio.

         2. Rule 31a-1 (b) (9). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders.
Such record:

                  A. Shall include the consideration given to:

                           (i) The sale of shares of the Portfolio by brokers or dealers.

                           (ii) The supplying of services or benefits by brokers or dealers to:

                                    (a) The Trust;

                                    (b) the Manager;

                                    (c) the Adviser;

                                    (d) the Sub-Adviser;

                                    (e) any other portfolio adviser of the Trust; and

                                    (f) any person affiliated with the foregoing persons.

                           (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

                  B. Shall show the nature of the services or benefits made available.

                  C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

                  D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

         3. Other Records. Such other accounts, books and other documents as are required to be maintained by registered investment companies by Rule 31a-1 under the Act or by registered investment advisers by rules adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Portfolio. Beginning July 1, 2003, the Sub-Adviser shall maintain records regarding proxy voting on behalf of the Portfolio in order that the Portfolio may complete the annual Form N-PX filing.

PROXY
                         ACCESS VARIABLE INSURANCE TRSUT

                         SPECIAL MEETING OF SHAREHOLDERS
                                 April 26, 2004

         The undersigned shareholder of the above-referenced Portfolio Trust (the "Portfolio"), a series of Access Variable Insurance Trust (the "Trust"), hereby nominates, constitutes and appoints Freddie Jacobs and Elizabeth Tapp, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the principal offices of the Trust, 28050 US Highway 19 North, Suite 301, Clearwater, Florida 33761, on April 26, 2004 at 10:00 a.m., eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present.

         The Board of Trustees recommends a vote "FOR" on both of the proposals on the reverse side of this card. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.
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

                           DATED:________, 2004      __________________________________________

                                                              ------------------------------------------
                                                              (Signature of Shareholder)     [Sign in the Box]

                                                              (Please date this proxy and sign
                                                              your name as it appears at the
                                                              left. Executors, administrators,
                                                              trustees, etc. should give their
                                                              full titles. All joint owners
                                                              should sign.)



This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

         Proposal I. Approval of a new Management Agreement between the Trust and Access Fund Management, LLC.

                           |_| FOR                      |_| AGAINST                       |_| ABSTAIN

                         WELLS S&P REIT INDEX ONLY:
         Proposal II.    Approval of a new Sub-Advisory  Agreement  between Wells Asset  Management, Inc. and PADCO Advisors,  Inc.,
                         d/b/a Rydex Global Investments.

                           |_| FOR                      |_| AGAINST                       |_| ABSTAIN

                      PLEASE SIGN AND DATE ON REVERSE SIDE
408093.11
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